UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216
Brookwood, Alabama		35444
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HCC	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	__	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Warrior Met Coal, Inc. (the “Company”) is party to a $125.0 million credit facility established pursuant to that certain Amended and Restated Asset-Based Revolving Credit Agreement, dated as of October 15, 2018 (as amended, supplemented or otherwise modified, the “ABL Facility”), among the Company and certain of its subsidiaries, as borrowers, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, the other lenders and letter of credit issuers party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint book runners.

As of December 31, 2019, no loans were outstanding under the ABL Facility and there were $8.95 million of letters of credit issued and outstanding under the ABL Facility. Pursuant to the terms of the ABL Facility, the ABL Facility will mature on October 15, 2023 and the current interest rate for borrowings under the ABL Facility is LIBOR or an alternate base rate plus an applicable margin, which is determined based on the average availability of the commitments under the ABL Facility, ranging currently from 150 bps to 200 bps or 50 bps to 100 bps, respectively.

On March 24, 2020, the Company borrowed $70.0 million under the ABL Facility in a partial draw of the ABL Facility as a precautionary measure and in order to increase the Company’s cash position and preserve financial flexibility in light of the current uncertainty resulting from the COVID-19 outbreak (the “ABL Draw”). In accordance with the terms of the ABL Facility, the proceeds from the ABL Draw will be available to be used, if needed, for working capital and general corporate purposes. The Company believes that the ABL Draw proceeds, when combined with cash on hand (which was approximately $193 million as of December 31, 2019), provides it with adequate liquidity in the current environment. The Company intends to retain these funds in cash to preserve liquidity amid the growing uncertainty surrounding the COVID-19 outbreak. The ABL Draw, which is a proactive measure similar to actions taken by other public companies, is one of the Company’s precautionary measures taken to reduce risk during these unprecedented times.

Item 7.01.Regulation FD Disclosure.

With reference to the ABL Draw, the Company noted that it continues to believe in its strategic initiatives and longer-term growth potential and that it has a strong balance sheet and adequate liquidity. The Company further noted that, in this time of unprecedented disruption and uncertainty, it is carefully managing its expenses, working capital, capital expenditures and balance sheet like other companies and that it will continue to monitor the current environment and adjust its precautionary measures as deemed necessary.

The information being furnished in this Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements and are based on current market conditions and are therefore subject to change, including the expected impact from the COVID-19 outbreak, the Company’s projected or expected long-term growth, financial performance, liquidity needs, and results of strategic initiatives. Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning the Company’s financial and operating results. No representations or warranties are made by the Company as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that the Company considers it to be necessarily predictive of actual future results. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” or “outlook,” “guidance” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in this Current Report on Form 8-K will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including the impact of the COVID-19 outbreak, the Company’s projected or expected long-term growth, financial performance, liquidity needs, and results of strategic initiatives, and other factors described in the Company’s Form 10-K for the year ended December 31, 2019 and other reports filed from time to time with the Securities and Exchange Commission (the “SEC”). The Company’s filings with the SEC are available on its website at www.warriormetcoal.com and on the SEC’s website at www.sec.gov.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: March 27, 2020	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer